1 Second Quarter 2017 Results and Business Update August 9, 2017

2 Impax Cautionary Statement Regarding Forward Looking Statements "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this presentation contain information that is not historical; these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, fluctuations in the Company’s operating results and financial condition, the volatility of the market price of the Company’s common stock, the Company’s ability to successfully develop and commercialize pharmaceutical products in a timely manner, the impact of competition, the effect of any manufacturing or quality control problems, the Company’s ability to manage its growth, risks related to acquisitions of or investments in technologies, products or businesses, the risks related to the sale or closure of the Company’s Taiwan manufacturing facility, effects from fluctuations in currency exchange rates between the U.S. dollar and the Taiwan dollar, risks relating to goodwill and intangibles, the reduction or loss of business with any significant customer, the substantial portion of the Company’s total revenues derived from sales of a limited number of products, the impact of consolidation of the Company’s customer base, the Company’s ability to sustain profitability and positive cash flows, the impact of any valuation allowance on the Company’s deferred tax assets, the restrictions imposed by the Company’s credit facility and indenture, the Company’s level of indebtedness and liabilities and the potential impact on cash flow available for operations, the availability of additional funds in the future, any delays or unanticipated expenses in connection with the operation of the Company’s manufacturing facilities, the effect of foreign economic, political, legal and other risks on the Company’s operations abroad, the uncertainty of patent litigation and other legal proceedings, the increased government scrutiny on the Company’s agreements to settle patent litigations, product development risks and the difficulty of predicting FDA filings and approvals, consumer acceptance and demand for new pharmaceutical products, the impact of market perceptions of the Company and the safety and quality of the Company’s products, the Company’s determinations to discontinue the manufacture and distribution of certain products, the Company’s ability to achieve returns on its investments in research and development activities, changes to FDA approval requirements, the Company’s ability to successfully conduct clinical trials, the Company’s reliance on third parties to conduct clinical trials and testing, the Company’s lack of a license partner for commercialization of Numient® (IPX066) outside of the United States, impact of illegal distribution and sale by third parties of counterfeits or stolen products, the availability of raw materials and impact of interruptions in the Company’s supply chain, the Company’s policies regarding returns, rebates, allowances and chargebacks, the use of controlled substances in the Company’s products, the effect of current economic conditions on the Company’s industry, business, results of operations and financial condition, disruptions or failures in the Company’s information technology systems and network infrastructure caused by third party breaches or other events, the Company’s reliance on alliance and collaboration agreements, the Company’s reliance on licenses to proprietary technologies, the Company’s dependence on certain employees, the Company’s ability to comply with legal and regulatory requirements governing the healthcare industry, the regulatory environment, the effect of certain provisions in the Company’s government contracts, the Company’s ability to protect its intellectual property, exposure to product liability claims, changes in tax regulations, uncertainties involved in the preparation of the Company’s financial statements, the Company’s ability to maintain an effective system of internal control over financial reporting, the effect of terrorist attacks on the Company’s business, the location of the Company’s manufacturing and research and development facilities near earthquake fault lines, expansion of social media platforms and other risks described in the Company’s periodic reports filed with the Securities and Exchange Commission. Forward- looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise. Trademarks referenced herein are the property of their respective owners. ©2017 Impax Laboratories, Inc. All Rights Reserved.

3 Presentation Overview Paul Bisaro – President & Chief Executive Officer  2Q 2017 Results  Business Update Bryan Reasons – Senior Vice President, Chief Financial Officer  2Q 2017 Financial Review Paul Bisaro  2017 Financial Guidance  Path Forward

4 Paul Bisaro President & CEO

5 Solid Second Quarter 2017 Performance $173 $184 $202 2Q16 1Q17 2Q17 $41 $32 $39 2Q16 1Q17 2Q17 $0.21 $0.11 $0.18 2Q16 1Q17 2Q17 Revenues $ millions Adjusted EBITDA $ millions Adjusted EPS Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results • Revenue growth of 17% over 2Q16 • Sequential revenue growth of 10% over 1Q17 › Adjusted EBITDA up 23% › Adjusted EPS up 64% • Focused on improving profitability and earnings

6 Generics Business Second Quarter Highlights Second Quarter • Approved and launched first-to-market generic Vytorin® › Captured more than 40% share on launch • Continued growth of epinephrine auto-injector › 11% revenue growth over 2Q16 › 46% revenue growth over 1Q17 Post Second Quarter Events • Generic product approvals › AB-rated generic Concerta® - securing API quota, targeting late 4Q17 launch › Additional strengths of Generic Focalin® XR – launched immediately • Settled Opana® ER litigation with Endo Pharmaceuticals

7 • 27% revenue growth over 2Q16 • 10% sequential revenue growth over 1Q17 • Evaluating impact of marketing programs • Revenue down 7% compared to 2Q16 • 25% sequential revenue growth over 1Q17 • Slowing growth rate due to additional competition • Short-term Albenza supply disruption in May impacted 2Q17 sales – down 66% over 2Q16 • Continued volume growth of Emverm Specialty Business Second Quarter Highlights

8 Pre-2017 Announced Initiatives Achieved Initiatives Completed Closure of Middlesex manufacturing site Mid-2017 Closure of Philadelphia packaging facility 2016 Restructure Technical Operations and R&D 2015 Delivering on plan designed to improve efficiencies and profitability; provide resources to support growth initiatives Consolidation and Improvement Plan ~$45M Run-Rate Savings Expected in 2018 2016 Realized ~$20M of total run-rate savings 2017 ~$12M of savings by year-end 2018 Full run-rate savings of ~$45M

Consolidation and Improvement Plan

Efforts designed to improve efficiencies are well underway…strong momentum toward achieving targeted efficiencies

2017 Announced Initiatives	
Ongoing Initiatives	**Completion Timing**
Consolidation of all generic R&D to Hayward, CA	Completed mid-2017
Closure of Middlesex packaging site	Completion by 1Q18
Rationalizing generic portfolio to eliminate low-value products	Completion by 1Q18
Strategic alternatives for Taiwan manufacturing site	TBD
Reorganizing certain functions including quality, engineering and supply chain operations	TBD

Additional ~$85M Run-Rate Savings Expected by Year-End 2019**		
2017 Limited savings impact	**End of 2018** Approximately half of total run-rate savings	**End of 2019** Full run-rate savings of ~$85M

** Total run-rate savings and timing dependent on Taiwan strategic alternatives

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10 Continuing to Expand Pipeline Opportunities Generic R&D Specialty Pharma R&D IPX203 Carbidopa-Levodopa  Phase 2b study  Multiple dose study in patients with advanced Parkinson’s disease  Readout of Phase 2b expected during the third quarter of 2017  Evaluating additional internal and external pipeline opportunities Advancing pipeline lays the foundation for growth Source of sales data: IMS NSP June 2017; *U.S. Brand/Generic market sales; Pipeline data as of August 2, 2017 6 4 13 14 Pending at FDA $16B Under Development $4B 19 18 Portfolio of 37 Products Current U.S. Brand/Generic Market of $20B 10 15 # of Potential Products FTF or FTM Solid Oral Dose Alternative Dose 2017 ANDAs Approved Aspirin/Dipyridamole ER Cap (Aggrenox®) Naftifine Cream 2% Olopatadine Nasal Spray (Patanase®) Dexmethylphenidate Hydrochloride ER Capsules (Focalin XR®) 25 mg and 35 mg Ezetimibe/Simvastatin Tablet (Vytorin®) Methylphenidate Hydrochloride ER Tablet (Concerta®)

11 Bryan Reasons Chief Financial Officer

12 Generic Division 2Q 2017 Results Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results $ millions 2Q 2017 1Q 2017 Change 2Q/1Q 2Q 2016 Change 2Q/2Q GENERIC DIVISION Total Revenues $150.9 $134.1 12% $121.7 24% GAAP Gross Margin 28% (6%) -- 31% -- Adjusted Gross Margin 43% 39% -- 40% -- GAAP Operating Income (Loss) $12.6 ($38.8) 132% $18.5 (32%) Adjusted Operating Income $39.5 $28.4 39% $31.1 27% • 1Q17 GAAP results primarily impacted by non-cash intangible asset impairment charges

13 Specialty Pharma Division 2Q 2017 Results Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results $ millions 2Q 2017 1Q 2017 Change 2Q/1Q 2Q 2016 Change 2Q/2Q SPECIALTY PHARMA DIVISION Total Revenues $51.2 $50.3 2% $50.9 1% GAAP Gross Margin 59% 66% -- 70% -- Adjusted Gross Margin 71% 74% -- 85% -- GAAP Operating Income $6.9 $11.2 (38%) $13.1 (47%) Adjusted Operating Income $12.7 $15.1 (16%) $20.5 (38%)

14 Consolidated 2Q 2017 Results Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results $ millions, except per share amounts 2Q 2017 1Q 2017 Change 2Q/1Q 2Q 2016 Change 2Q/2Q EBITDA $16.6 ($30.2) 155% $23.4 (29%) Adjusted EBITDA $39.2 $31.9 23% $40.7 (4%) GAAP Loss Per Share ($0.28) ($1.37) 80% ($0.04) (600%) Adjusted Diluted EPS $0.18 $0.11 64% $0.21 (14%) GAAP Tax Rate 3% (46%) -- 32% -- Adjusted Tax Rate 31% 31% -- 34% -- • 1Q17 GAAP results primarily impacted by non-cash intangible asset impairment charges

15 Paul Bisaro President & CEO

16 Reaffirmed 2017 EPS Guidance **Excludes new cost savings initiatives as outlined on slide 9. The Company’s full year 2017 estimates are based on management’s current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. These statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under our “Safe Harbor” statement above. Previous Guidance May 10** Updated Guidance August 9** Adjusted Gross Margin as a % of Revenues ~ 47% to 49% No Change Adjusted R&D & Patent Litigation Expense ~ $90M to $95M $93M to $97M Adjusted Selling, General & Administrative Expense ~ $190M to $195M No Change Adjusted Interest Expense ~ $28M No Change Adjusted EPS ~ $0.55 to $0.70 No Change Tax Rate ~ 33% to 34% ~33% Capital Expenditures ~ $25M to $30M No Change

17 Path Forward • Generics: Continuing internal R&D investment and external R&D license efforts • Specialty: Continuing focus on Movement Disorders pipeline and opportunistically in-license external opportunities Invest in Organic Growth • Maintain high level of Quality and Compliance • Achieve superior service levels • Deliver differentiated products to our customers Maintain Customer Focus • Achieve consolidation targets without business disruption • Continue to explore additional cost savings opportunities Achieve “CIP” Target • Strengthen Generic and Specialty franchises Pursue Creative Business Development Position Impax for Sustainable Long-Term Growth

18 Second Quarter 2017 Results and Business Update Q&A Session August 9, 2017

ANDA Pipeline Includes Several Potential High-Value First-to-Market Opportunities

Disclosed Pending ANDAs				
Generic Product Name	**Brand**	**IMS Sales**	**Potential Launch Timing**	**FTM Opportunity**
Apixaban IR tablet	Eliquis®	$4.0B	Pending litigation	√
Dimethyl Fumarate DR Cap	Tecfidera®	$3.6B	Pending litigation	√
Oxycodone ER tablet (new formulation) [1]	OxyContin®	$2.1B	Settled, not disclosed	
Sevelamer Carbonate IR tablet	Renvela®	$1.9B	Approval	
Teriflunomide IR tablet	Aubagio®	$1.2B	Settled, not disclosed	√
Colesevelam IR tablet	Welchol®	$597M	Approval	√
Oxymorphone ER tablet (new formulation)	Opana ER®	$274M	Pending litigation	
Carvedilol ER capsule	Coreg CR®	$217M	Approval	√
Fentanyl Buccal IR tablet	Fentora®	$125M	Settled, not disclosed	√
Risedronate Sodium DR tablet	Atelvia®	$23M	Approval	

Source of sales data: IMS NPS June 2017; Pipeline data as of August 2, 2017

[1] Launched authorized generic in April 2016

Impax

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20 GAAP to Adjusted Results Reconciliation The following table reconciles total Company reported cost of revenues to adjusted cost of revenues, adjusted gross profit, adjusted gross margin, adjusted research and development expenses, and adjusted selling, general and administrative expenses. (Unaudited, In thousands) Refer to the Second Quarter 2017 Earnings Release for an explanation of adjusted items. The sum of the individual amounts may not equal due to rounding. (a) Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues. June 30, March 31, June 30, 2017 2017 2016 Cost of revenues 129,676$ 120,232$ 98,061$ Cost of revenues impairment charges - 39,280 1,545 Adjusted to deduct: Amortization 17,219 17,232 12,469 Intangible asset impairment charges - 39,280 1,545 Business development 49 8 - Restructuring and severance charges 7,402 6,139 4,991 Middlesex plant closure 3,344 1,636 - Adjusted cost of revenues 101,662$ 95,217$ 80,601$ Adjusted gross profit (a) 100,420$ 89,186$ 91,989$ Adjusted gross margin (a) 49.7% 48.4% 53.3% Research and development expenses 26,847$ 22,489$ 20,800$ In-process research and development impairment charges - 6,079 946 Adjusted to deduct: Intangible asset impairment charges - 6,079 946 Restructuring and severance charges 2,926 - - Other 1,825 650 - Adjusted research and development expenses 22,096$ 21,839$ 20,800$ Selling, general and administrative expenses 51,615$ 47,055$ 44,908$ Adjusted to deduct: Business development expenses 50 42 1,448 Turi g legal expenses 89 (495) - CEO transition costs 267 - - Taiwan accelerated depreciation 4 - - Philadelphia packaging and distribution restructuring - 31 Restructuring and severance charges 271 - 31 Adjusted selling, general and administrative expenses 51,205$ 47,508$ 43,429$ Three Months Ended

21 GAAP to Adjusted Net Income Reconciliation The following table reconciles reported net loss to adjusted net income. (Unaudited, In thousands, except per share and per share data) June 30, March 31, June 30, 2017 2017 2016 Net loss (20,417)$ (98,431)$ (2,701)$ Adjusted to add (deduct): Amortization 17,219 17,232 12,469 Non-cash interest expense 6,430 6,312 5,409 Business development expenses 99 50 1,448 Intangible asset impairment charges - 45,359 2,491 Reserve for Turing receivable 2,353 317 - Turing legal expenses 89 (495) - Restructuring and severance charges 10,599 6,139 5,022 Fixed asset impairment charges 1,894 - - Gain on sale of intangible assets (11,850) - - Gain on sale of PP&E (350) - - Loss on debt extinguishment - 1,215 - Middlesex plant closure 3,344 1,636 - Legal settlements 7,900 - - Other 2,286 931 - Income tax effect (6,456) 27,463 (9,130) Adjusted net income 13,140$ 7,728$ 15,008$ Adjusted net income per diluted share 0.18$ 0.11$ 0.21$ Net loss per diluted share (0.28)$ (1.37)$ (0.04)$ Diluted weighted-average common shares outstanding 71,804,585 71,600,337 71,908,623 Refer to the Second Quarter 2017 Earnings Release for an explanation of adjusted items. The sum of the individual amounts may not equal due to rounding.

22 GAAP to Adjusted EBITDA Reconciliation Refer to the Second Quarter 2017 Earnings Release for an explanation of adjusted items. The sum of the individual amounts may not equal due to rounding. The following table reconciles reported net loss to adjusted EBITDA. (Unaudited, In thousands) June 30, March 31, June 30, 2017 2017 2016 Net loss (20,417)$ (98,431)$ (2,701)$ Adjusted to add (deduct): Interest expense 13,369 13,380 8,454 Interest income (155) (154) (340) Income taxes (520) 30,901 (1,249) Depreciation and amortization 24,355 24,098 19,195 EBITDA 16,632 (30,206) 23,359 Adjusted to add (deduct): Share-based compensation expense 6,225 6,957 8,384 Business development expenses 99 50 1,448 Intangible asset impairment charges - 45,359 2,491 Reserve for Turing receivable 2,353 317 - Turing legal expenses 89 (495) - Restructuring and severance charges 10,599 6,139 5,022 Fixed asset impairment charges 1,894 - - Gain on sale of intangible assets (11,850) - - Gain on sale of PP&E (350) - - Loss on debt extinguishment - 1,215 - Middlesex plant closure 3,344 1,636 - Legal settlements 7,900 - - Other 2,286 931 - Adjusted EBITDA 39,221$ 31,903$ 40,704$ Three Months Ended

23 Generic Division GAAP to Adjusted Results Reconciliation The following tables reconcile the Impax Generics Division reported cost of revenues and income (loss) from operations to adjusted cost of revenues, adjusted gross profit, adjusted gross margin and adjusted operating income. (Unaudited, In thousands) June 30, March 31, June 30, 2017 2017 2016 Cost of revenues 108,901$ 103,335$ 82,794$ Cost of revenues impairment charges - 39,280 1,545 Adjusted to deduct: Amortization 13,385 13,398 5,053 Intangible asset impairment charges - 39,280 1,545 Restruct ri g and severance charges 5,396 6,139 4,991 Middlesex plant closure 3,344 1,636 - Adjusted cost of revenues 86,776$ 82,162$ 72,750$ Adjusted gross profit (a) 64,113$ 51,985$ 48,945$ Adjusted gross margin (a) 42.5% 38.8% 40.2% Three Months Ended June 30, March 31, June 30, 2017 2017 2016 GAAP income (loss) from operations 12,640$ (38,779)$ 18,547$ to add (deduct): Amortization 13,385 13,398 5,053 Intangible asset impairment charges - 45,359 2,491 Restructuring and severance charges 8,322 6,139 4,991 Payments for licensing agreements 1,825 650 - Middlesex plant closure 3,344 1,636 - Adjusted income from operations 39,516$ 28,403$ 31,082$ Refer to the Second Quarter 2017 Earnings Release for an explanation of adjusted items. The sum of the individual amounts may not equal due to rounding. (a) Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues.

24 Specialty Pharma Division GAAP to Adjusted Results Reconciliation The following tables reconcile the Impax Specialty Pharma Division reported cost of revenues and income from operations to adjusted cost of revenues, adjusted gross profit, adjusted gross margin and adjusted income from operations. (Unaudited, In thousands) Refer to the Second Quarter 2017 Earnings Release for an explanation of adjusted items. The sum of the individual amounts may not equal due to rounding. (a) Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues. June 30, March 31, June 30, 2017 2017 2016 Cost of revenues 20,775$ 16,897$ 15,267$ Cost of revenues impairment charges - - - Adjusted to deduct: A ortization 3,834 3,834 7,416 Restructuring and severance charges 2,006 - - Adjusted cost of revenues 14,935$ 13,063$ 7,851$ Adjusted gross profit (a) 36,258$ 37,193$ 43,044$ Adjusted gross margin (a) 70.8% 74.0% 84.6% Three Months Ended June 30, March 31, June 30, 2017 2017 2016 GAAP income from operations 6,901$ 11,232$ 13,064$ Adjusted to add: Amortization 3,834 3,834 7,416 Restructuring and severange charges 2,006 - - Adjusted income from operations 12,741$ 15,066$ 20,480$ Three Months Ended